                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act File Number 811-772

                         RIVERSOURCE EQUITY SERIES, INC.
               (Exact name of registrant as specified in charter)

         50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
               (Address of principal executive offices) (Zip code)

   Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (612) 671-1947

Date of fiscal year end: 11/30

Date of reporting period: 11/30

Annual Report
and Prospectus
                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE
MID CAP GROWTH FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
NOVEMBER 30, 2008
(Prospectus also enclosed)

RIVERSOURCE MID CAP GROWTH FUND SEEKS TO PROVIDE
SHAREHOLDERS WITH GROWTH OF CAPITAL.


This annual report includes a prospectus that
describes in detail the Fund's objective,
investment strategy, risks, sales charges,
fees and other matters of interest. Please
read the prospectus carefully before you
invest or send money.                                 (SINGLE-STRATEGY FUNDS)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    3

Manager Commentary.................    6

The Fund's Long-term Performance...   14

Fund Expenses Example..............   16

Portfolio of Investments...........   18

Statement of Assets and
  Liabilities......................   23

Statement of Operations............   24

Statements of Changes in Net
  Assets...........................   25

Financial Highlights...............   26

Notes to Financial Statements......   31

Report of Independent Registered
  Public Accounting Firm...........   46

Federal Income Tax Information.....   48

Board Members and Officers.........   49

Proxy Voting.......................   54



                     (DALBAR LOGO)

The RiverSource mutual fund shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The
Seal recognizes communications demonstrating a level of excellence in the industry.


--------------------------------------------------------------------------------
2  RIVERSOURCE MID CAP GROWTH FUND -- 2008 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Mid Cap Growth Fund Class A shares declined 48.26% (excluding sales charge) for the fiscal year ended Nov. 30, 2008.

> The Fund underperformed its benchmark, the Russell Midcap(R) Growth Index, which declined 46.15% for the period.

> The Fund also underperformed its peer group, represented by the Lipper Mid-Cap
  Growth Funds Index, which declined 45.29% for the same time frame.

ANNUALIZED TOTAL RETURNS (for period ended Nov. 30, 2008)
--------------------------------------------------------------------------------



                                   1 year  3 years  5 years  10 years
---------------------------------------------------------------------
RiverSource Mid Cap Growth Fund
  Class A (excluding sales
  charge)                         -48.26%  -16.19%   -6.33%   -0.70%
---------------------------------------------------------------------
Russell Midcap Growth Index
  (unmanaged)                     -46.15%  -12.52%   -2.83%   +0.44%
---------------------------------------------------------------------
Lipper Mid-Cap Growth Funds
  Index                           -45.29%   -9.78%   -1.72%   +1.38%
---------------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
                        RIVERSOURCE MID CAP GROWTH FUND -- 2008 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------


STYLE MATRIX
--------------------------------------------------------------------------------



         STYLE
VALUE    BLEND   GROWTH
                          LARGE
                    X     MEDIUM   SIZE
                          SMALL



Shading within the style matrix indicates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.



ANNUAL OPERATING EXPENSE RATIO
(as of the current prospectus)
--------------------------------------------------------------------------------

                  Total fund    Net fund
                   expenses   expenses(a)
-----------------------------------------
Class A              1.16%       1.16%
-----------------------------------------
Class B              1.92%       1.92%
-----------------------------------------
Class C              1.92%       1.92%
-----------------------------------------
Class I              0.71%       0.71%
-----------------------------------------
Class R4             1.00%       0.95%
-----------------------------------------



(a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Nov. 30, 2009, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment (that decreased the management fee by 0.12% during the fiscal year ended Nov. 30, 2008), will not exceed 1.07% for Class R4.

Investments in mid-capitalization companies often involve greater risks and potential volatility than investments in larger, more established companies.


--------------------------------------------------------------------------------
4  RIVERSOURCE MID CAP GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT NOV. 30, 2008
                                                                    SINCE
Without sales charge         1 YEAR  3 YEARS  5 YEARS  10 YEARS  INCEPTION*
Class A (inception
  6/4/57)                   -48.26%  -16.19%   -6.33%   -0.70%       N/A
---------------------------------------------------------------------------
Class B (inception
  3/20/95)                  -48.64%  -16.83%   -7.07%   -1.47%       N/A
---------------------------------------------------------------------------
Class C (inception
  6/26/00)                  -48.63%  -16.83%   -7.06%     N/A      -6.21%
---------------------------------------------------------------------------
Class I (inception
  3/4/04)                   -48.00%  -15.80%     N/A      N/A      -7.15%
---------------------------------------------------------------------------
Class R4 (inception
  3/20/95)                  -48.11%  -16.00%   -6.15%   -0.54%       N/A
---------------------------------------------------------------------------

With sales charge
Class A (inception
  6/4/57)                   -51.23%  -17.82%   -7.43%   -1.21%       N/A
---------------------------------------------------------------------------
Class B (inception
  3/20/95)                  -50.69%  -17.47%   -7.28%   -1.47%       N/A
---------------------------------------------------------------------------
Class C (inception
  6/26/00)                  -49.04%  -16.83%   -7.06%     N/A      -6.21%
---------------------------------------------------------------------------



AT DEC. 31, 2008
                                                                    SINCE
Without sales charge         1 YEAR  3 YEARS  5 YEARS  10 YEARS  INCEPTION*
Class A (inception
  6/4/57)                   -44.67%  -14.29%   -5.41%   -1.24%       N/A
---------------------------------------------------------------------------
Class B (inception
  3/20/95)                  -45.15%  -14.98%   -6.17%   -2.02%       N/A
---------------------------------------------------------------------------
Class C (inception
  6/26/00)                  -45.04%  -14.91%   -6.12%     N/A      -5.52%
---------------------------------------------------------------------------
Class I (inception
  3/4/04)                   -44.46%  -13.92%     N/A      N/A      -5.93%
---------------------------------------------------------------------------
Class R4 (inception
  3/20/95)                  -44.55%  -14.15%   -5.25%   -1.09%       N/A
---------------------------------------------------------------------------

With sales charge
Class A (inception
  6/4/57)                   -47.84%  -15.96%   -6.52%   -1.75%       N/A
---------------------------------------------------------------------------
Class B (inception
  3/20/95)                  -47.90%  -15.64%   -6.38%   -2.02%       N/A
---------------------------------------------------------------------------
Class C (inception
  6/26/00)                  -45.59%  -14.91%   -6.12%     N/A      -5.52%
---------------------------------------------------------------------------



Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I and Class R4 shares. Class I and Class R4 shares are available to institutional investors only.

* For classes with less than 10 years performance.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.


--------------------------------------------------------------------------------
                        RIVERSOURCE MID CAP GROWTH FUND -- 2008 ANNUAL REPORT  5

MANAGER COMMENTARY -------------------------------------------------------------

Dear Shareholder,

RiverSource Mid Cap Growth Fund Class A shares declined 48.26% (excluding sales charge) for the fiscal year ended Nov. 30, 2008, underperforming its benchmark, the Russell Midcap(R) Growth Index (Russell Index), which declined 46.15% for the period. The Fund also underperformed its peer group, represented by the Lipper Mid-Cap Growth Funds Index, which declined 45.29% for the same time frame.

SIGNIFICANT PERFORMANCE FACTORS
Equity markets were extremely difficult during this period, particularly in the final months of the fiscal year. Economic weakness and highly publicized problems in the financials sector and automotive industry contributed to sharp declines in U.S. stocks.

A notable aspect of this past year is that paying attention to how expensive a stock was -- typically considered a more conservative investing approach -- did not help in the downturn. The decline was broad based, affecting stocks of every size and in every sector. This made the year very difficult for investors like us who look at a company's fundamental business characteristics and evaluate its long-term growth

SECTOR DIVERSIFICATION(1) (at Nov. 30, 2008; % of portfolio assets)
---------------------------------------------------------------------

Consumer Discretionary                      6.1%
------------------------------------------------
Consumer Staples                            0.9%
------------------------------------------------
Energy                                     11.3%
------------------------------------------------
Financials                                  5.6%
------------------------------------------------
Health Care                                19.9%
------------------------------------------------
Industrials                                14.4%
------------------------------------------------
Information Technology                     33.3%
------------------------------------------------
Materials                                   2.4%
------------------------------------------------
Telecommunication Services                  1.7%
------------------------------------------------
Utilities                                   1.9%
------------------------------------------------
Other(2)                                    2.5%
------------------------------------------------


(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.
(2) Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


--------------------------------------------------------------------------------
6  RIVERSOURCE MID CAP GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------



potential. Forced selling by hedge funds and investors facing margin calls exacerbated the speed and severity of the decline.

The Fund was not positioned for the significant economic weakness that became apparent in the latter part of the fiscal year. Despite its more aggressive posture, the Fund nearly kept pace with the Russell Index and its peers during the market decline. And, we believe the Fund's positioning could be advantageous going forward as equity markets begin to price stocks more rationally, based on long-term fundamentals rather than short-term fears.

The Fund's positioning in the consumer discretionary, energy, information technology and industrials sectors detracted from return relative to the Russell Index. Positioning in the financials and health care sectors had a positive effect on relative results.

We manage the Fund in three different "buckets" -- opportunistic, cyclical and secular, with the latter two responsible for the majority of relative underperformance in the Fund. During the past fiscal year, stocks selected for our secular bucket underperformed. Our two main themes within that bucket were solar energy and technology companies poised to benefit from the convergence of video/voice and data transmissions.

TOP TEN HOLDINGS (at Nov. 30, 2008; % of portfolio assets)
---------------------------------------------------------------------

TIBCO Software                              4.6%
------------------------------------------------
Ciena                                       3.7%
------------------------------------------------
PMC-Sierra                                  3.6%
------------------------------------------------
VistaPrint                                  3.4%
------------------------------------------------
Akamai Technologies                         2.9%
------------------------------------------------
General Cable                               2.7%
------------------------------------------------
St. Jude Medical                            2.5%
------------------------------------------------
Celera                                      2.4%
------------------------------------------------
Hubbell Cl B                                2.4%
------------------------------------------------
Citrix Systems                              2.3%
------------------------------------------------


For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

CURRENT AND FUTURE PORTFOLIO HOLDINGS ARE SUBJECT TO RISK.


--------------------------------------------------------------------------------
                        RIVERSOURCE MID CAP GROWTH FUND -- 2008 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------



During the past year, economic slowing and tight credit markets hindered solar energy companies. Similarly, in the information technology sector, fluctuations in capital expenditures hampered sales. However, network traffic and data file sizes are growing incredibly and we think companies will have to invest in these technologies to maintain the quality experience their customers expect.

We added value through the portfolio's opportunistic bucket. Though we don't expect stocks in this bucket to be a leading driver of long-term returns, we took advantage of sharp market moves during the past year.

Stock selection was responsible for the portfolio's underperformance in the consumer discretionary sector, largely due to results from two stocks -- SIRIUS XM RADIO and ORBITZ WORLDWIDE. We thought Sirius would show positive performance once its merger with XM Satellite Radio was approved. But, declining auto sales and lack of liquidity in the credit markets affected the stock's performance. Investors questioned whether the satellite radio provider would be able to refinance its debt, due in 2009, given the credit crisis. We think the company will be able to refinance, and we see that as a critical near-term catalyst for the stock to improve. Longer term, we think the merger can yield significant synergies, reducing overall expenses and allowing Sirius XM Radio to become a sustainable, profitable business. Orbitz Worldwide, an online travel company, suffered from the sharp decline in U.S. travel. Though we think U.S. travel is likely to be weak for some time, Orbitz Worldwide's current valuation is attractive enough that we continue to hold the stock in anticipation of an economic and travel recovery.

The portfolio had a smaller energy position than the Russell Index in the early part of the period. This detracted from performance in the first half of the fiscal year, as energy stocks moved dramatically higher. However, the portfolio benefited significantly when the market declined and energy was among the weakest performers. We then began buying energy stocks as their valuations became more attractive. The portfolio's weighting is now larger than the Russell Index. Because we established the overweight ahead of an energy sector recovery, the net result of our energy repositioning was slightly negative relative to the benchmark. However, we feel confident that the energy overweight will be beneficial longer term because we expect energy demand to exceed supply over time.


--------------------------------------------------------------------------------
8  RIVERSOURCE MID CAP GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


The Fund's information technology position had a positive effect on relative performance during the period. Information technology companies that serve consumers and small businesses were among the first to suffer in the downturn. Also, though we focused on companies that provide vital technology services, some of them performed poorly because their revenue came from financial companies, which had major difficulties.

The Fund's holdings in the industrials sector underperformed compared with the Russell Index. The portfolio was underweight some poor performing industrial stocks, but our emphasis on solar energy stocks offset the favorable impact.

Positioning in financial services was the largest positive contributor to results relative to the Russell Index. Strong stock selection was responsible for the favorable results. We largely avoided these stocks while they were under siege and then invested judiciously when we considered valuations to be near their bottom. We added to the portfolio's position in TCF FINANCIAL and established a new position in ZIONS BANCORP. Earlier in the year, we had sold capital market holdings such as investment management companies, a move that was beneficial. TCF Financial, a Minnesota-based bank, was the Fund's largest individual contributor for the year. Based on the geography it serves, we did not think the bank's loan losses would be as bad as others in the industry. We thought it would be able to sustain its dividend, its yield was attractive to us and a previous chief executive officer (CEO) who had turned the bank around in the early 1990s had just retaken the reins. We concluded that TCF


  We think now is the time to move back into energy stocks, particularly in the Fund's market capitalization range where most energy companies are natural gas producers.






--------------------------------------------------------------------------------
                        RIVERSOURCE MID CAP GROWTH FUND -- 2008 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------



Financial was being sold indiscriminately and our confidence in the stock was ultimately rewarded.

We adjusted the portfolio's health care weighting over the course of the year, which had a positive effect on relative return. We started the period slightly underweight compared with the Russell Index because we anticipated some nervousness related to the presidential election. As the economy slowed, we raised our allocation, which proved advantageous. Earnings of health care companies have been relatively stable and stock prices held up well relative to other sectors.

CHANGES TO THE FUND'S PORTFOLIO
Our energy outlook was negative as we entered the fiscal year. We considered the rise in oil and energy prices speculative and unsustainable. The portfolio's energy position was initially smaller than that of the Russell Index, but is now larger than the benchmark. Energy companies are cutting capital expenditures and capacity, leading us to believe that when the world economy stabilizes, demand will still outstrip supply and energy price volatility will continue. We think now is the time to move back into energy stocks, particularly in the Fund's market capitalization range where most energy companies are natural gas producers. Natural gas is a U.S. commodity mainly used for home heating, so it is typically a nondiscretionary purchase and is less vulnerable to global events.

We started the year with a consumer discretionary position smaller than that of the Russell Index and further decreased that weighting over the year because we are quite concerned about consumer spending.

Information technology is one of the portfolio's larger overweights relative to the Russell Index. Thematically, our emphasis is on providers of technology products or services that are essential to continued business operations. We see several reasons to be optimistic about technology performance. First, technology, in general, did not appreciate as much as some other sectors in the years preceding the recent market decline. Second, corporate balance sheets across the information technology sector are quite healthy -- cash levels are high and debt, if any, is low. Given that investors are avoiding companies with high debt or even perceived financing problems, information technology stocks should be especially appealing. Third, these stocks sold off indiscriminately, reaching

--------------------------------------------------------------------------------
10  RIVERSOURCE MID CAP GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------



historically low valuations. Taking somewhat of a contrarian stance, we believe that if the stock market shows signs of recovery, information technology stocks could lead.

Solar energy remains an important secular theme within the portfolio, along with the rebuilding of U.S. power distribution infrastructure. Early indications suggest that the Obama administration's economic stimulus plan will emphasize alternative energy and infrastructure rebuilding, which should provide a tailwind for these areas. In addition, any increased liquidity in the credit markets should open up greater funding for alternative energy and infrastructure projects.

To summarize the portfolio's sector positioning, information technology, health care and energy weightings are larger than those of the Russell Index, while weightings in consumer discretionary, consumer staples and industrials are smaller.

OUR FUTURE STRATEGY
We believe 2009 will be a difficult year economically. In our view, however, stocks have declined more than necessary to account for that weakness. Typically, stock prices reflect economic activity six months forward. Since the U.S. economy has been in a recession since November 2007, it is possible that stocks are within striking distance of a recovery.

The Federal Reserve and the U.S. government have taken aggressive actions to stimulate economic improvement. We are beginning to see some progress in the credit markets as well. We have positioned the portfolio to benefit from the government's economic stimulus initiatives, with an emphasis on energy and a gradual move into industrial stocks involved in infrastructure rebuilding. We think U.S. government spending and global economic activity will help speed the U.S. economic recovery.


--------------------------------------------------------------------------------
                       RIVERSOURCE MID CAP GROWTH FUND -- 2008 ANNUAL REPORT  11

MANAGER COMMENTARY (continued) -------------------------------------------------

The past year was marked by a series of extraordinary events that collectively pushed the global economy into turmoil. Fear, as measured by market volatility, reached exceptionally high levels and stock valuations fell to extreme lows. In the current environment, it may take only a small amount of positive news to spur a more favorable stock market trend.



John Schonberg, CFA(R)
Portfolio Manager

Sam Murphy
Associate Portfolio Manager

Mike Marzolf
Associate Portfolio Manager



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource fund.


--------------------------------------------------------------------------------
12  RIVERSOURCE MID CAP GROWTH FUND -- 2008 ANNUAL REPORT

                       THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Mid Cap Growth Fund Class A shares (from 12/1/98 to 11/30/08) as compared to the performance of two widely cited performance indices, the Russell Midcap Growth Index and the Lipper Mid-Cap Growth Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Nov. 30, 2008
                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
RIVERSOURCE MID CAP GROWTH FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                  $4,877    $5,550    $6,798     $8,782
------------------------------------------------------------------------------------------
        Average annual total return                 -51.23%   -17.82%    -7.43%     -1.21%
------------------------------------------------------------------------------------------
RUSSELL MIDCAP GROWTH INDEX(1)
        Cumulative value of $10,000                  $5,385    $6,695    $8,663    $10,449
------------------------------------------------------------------------------------------
        Average annual total return                 -46.15%   -12.52%    -2.83%     +0.44%
------------------------------------------------------------------------------------------
LIPPER MID-CAP GROWTH FUNDS INDEX(2)
        Cumulative value of $10,000                  $5,471    $7,344    $9,169    $11,471
------------------------------------------------------------------------------------------
        Average annual total return                 -45.29%    -9.78%    -1.72%     +1.38%
------------------------------------------------------------------------------------------



Results for other share classes can be found on page 5.


--------------------------------------------------------------------------------
14  RIVERSOURCE MID CAP GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE MID CAP GROWTH FUND LINE GRAPH)

                      RIVERSOURCE MID
                         CAP GROWTH
                         FUND CLASS                           LIPPER MID
                        A (INCLUDES       RUSSELL MIDCAP      CAP GROWTH
                       SALES CHARGE)     GROWTH INDEX(1)    FUNDS INDEX(2)
                      ---------------    ---------------    --------------
'98                      $ 9,425              $10,000              $10,000
'99                       12,130               14,232               16,228
'00                       12,607               13,997               15,344
'01                       11,027               11,335               12,444
'02                       10,358                9,091                9,870
'03                       12,180               12,058               12,512
'04                       13,014               13,432               13,698
'05                       14,919               15,608               15,619
'06                       14,837               17,619               17,463
'07                       16,974               19,404               20,967
'08                        8,782               10,449               11,471




(1) The Russell Midcap Growth Index, an unmanaged index, measures the performance of those stocks in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The stocks in the index are also members of the Russell 1000(R) Growth Index. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Mid-Cap Growth Funds Index includes the 30 largest mid-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


--------------------------------------------------------------------------------
                       RIVERSOURCE MID CAP GROWTH FUND -- 2008 ANNUAL REPORT  15

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Nov. 30, 2008.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
16  RIVERSOURCE MID CAP GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 JUNE 1, 2008  NOV. 30, 2008  THE PERIOD(A)  EXPENSE RATIO
------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  539.70        $ 4.68         1.22%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,018.85        $ 6.14         1.22%
------------------------------------------------------------------------------------------

Class B
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  537.30        $ 7.59         1.98%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,015.06        $ 9.95         1.98%
------------------------------------------------------------------------------------------

Class C
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  537.30        $ 7.63         1.99%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,015.01        $10.00         1.99%
------------------------------------------------------------------------------------------

Class I
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  540.90        $ 2.84          .74%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,021.24        $ 3.73          .74%
------------------------------------------------------------------------------------------

Class R4
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  540.60        $ 3.76          .98%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,020.04        $ 4.94          .98%
------------------------------------------------------------------------------------------


(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Nov. 30, 2008: -46.03% for Class A, -46.27% for Class B, -46.27% for Class C, -45.91% for Class I and -45.94% for Class R4.


--------------------------------------------------------------------------------
                       RIVERSOURCE MID CAP GROWTH FUND -- 2008 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

NOV. 30, 2008
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES



COMMON STOCKS (96.4%)
ISSUER                                                 SHARES                VALUE(a)
AEROSPACE & DEFENSE (0.6%)
Precision Castparts                                      20,730            $1,299,771
Rockwell Collins                                         37,402             1,274,660
                                                                      ---------------
Total                                                                       2,574,431
-------------------------------------------------------------------------------------

AIRLINES (0.3%)
AMR                                                     129,989(b)          1,141,303
-------------------------------------------------------------------------------------

BEVERAGES (0.5%)
Pepsi Bottling Group                                    128,544             2,325,361
-------------------------------------------------------------------------------------

BIOTECHNOLOGY (5.9%)
BioMarin Pharmaceutical                                 199,329(b)          3,394,573
Celera                                                1,095,583(b)         10,670,978
Celgene                                                  24,305(b)          1,266,291
Cepheid                                                 122,249(b)          1,660,141
Genzyme                                                 109,679(b)          7,021,650
OSI Pharmaceuticals                                      76,859(b)          2,859,155
                                                                      ---------------
Total                                                                      26,872,788
-------------------------------------------------------------------------------------

CAPITAL MARKETS (1.5%)
Northern Trust                                           17,185               788,620
TD Ameritrade Holding                                   446,984(b)          5,944,887
                                                                      ---------------
Total                                                                       6,733,507
-------------------------------------------------------------------------------------

CHEMICALS (0.4%)
Potash Corp of Saskatchewan                              12,448(c)            767,295
Zoltek Companies                                        149,126(b)          1,200,464
                                                                      ---------------
Total                                                                       1,967,759
-------------------------------------------------------------------------------------

COMMERCIAL BANKS (3.1%)
TCF Financial                                           532,866             8,898,862
Zions Bancorporation                                    163,563             5,216,024
                                                                      ---------------
Total                                                                      14,114,886
-------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (7.0%)
Brocade Communications Systems                          869,302(b)          2,799,152
Ciena                                                 2,222,388(b)         16,445,672
F5 Networks                                              29,863(b)            743,589
Juniper Networks                                        317,830(b)          5,523,885
ORBCOMM                                                 298,603(b)            552,416
Riverbed Technology                                     569,629(b)          5,348,816
                                                                      ---------------
Total                                                                      31,413,530
-------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (2.0%)
Data Domain                                              90,586(b)          1,472,023
NetApp                                                   74,883(b)          1,010,921
Seagate Technology                                      149,592(c)            629,782
Sun Microsystems                                      1,661,579(b)          5,267,204
Synaptics                                                25,715(b)            564,959
                                                                      ---------------
Total                                                                       8,944,889
-------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (2.8%)
Chicago Bridge & Iron                                   103,888(c)          1,056,541
Fluor                                                    70,639             3,216,900
Foster Wheeler                                           81,374(b)          1,811,385
Quanta Services                                         400,312(b)          6,509,073
                                                                      ---------------
Total                                                                      12,593,899
-------------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.6%)
Martin Marietta Materials                                33,057             2,897,115
-------------------------------------------------------------------------------------

CONSUMER FINANCE (0.2%)
First Marblehead                                        804,579             1,122,388
-------------------------------------------------------------------------------------

DISTRIBUTORS (0.4%)
LKQ                                                     163,313(b)          1,701,721
-------------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (0.2%)
Strayer Education                                         4,125               988,391
-------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (1.0%)
FairPoint Communications                              1,347,315             4,715,603
-------------------------------------------------------------------------------------


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  RIVERSOURCE MID CAP GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

ELECTRIC UTILITIES (0.5%)
Allegheny Energy                                         64,923            $2,288,536
-------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (10.4%)
Canadian Solar                                           84,959(b,c)          472,372
Energy Conversion Devices                               157,682(b)          4,411,942
Evergreen Solar                                       1,530,397(b)          4,177,984
First Solar                                              42,233(b)          5,272,368
FuelCell Energy                                         288,799(b)          1,259,164
General Cable                                           731,236(b)         12,072,707
Hubbell Cl B                                            355,180            10,619,882
JA Solar Holdings ADR                                   484,729(b,c)        1,706,246
Real Goods Solar Cl A                                   477,882(b)          2,398,968
SunPower Cl A                                            35,284(b)          1,225,413
Suntech Power Holdings ADR                               60,066(b,c)          512,964
Yingli Green Energy Holding ADR                         722,275(b,c)        2,975,773
                                                                      ---------------
Total                                                                      47,105,783
-------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (2.7%)
BJ Services                                             335,478             4,022,381
ENSCO Intl                                              109,279             3,541,732
Natl Oilwell Varco                                       69,018(b)          1,952,519
Noble                                                    53,762             1,440,284
Smith Intl                                               39,644             1,159,191
                                                                      ---------------
Total                                                                      12,116,107
-------------------------------------------------------------------------------------

FOOD PRODUCTS (0.3%)
Dean Foods                                              106,133(b)          1,545,296
-------------------------------------------------------------------------------------

GAS UTILITIES (0.4%)
Questar                                                  58,957             1,897,826
-------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (4.2%)
Hologic                                                 311,704(b)          4,382,558
St. Jude Medical                                        393,014(b)         11,016,183
Varian Medical Systems                                   93,022(b)          3,754,368
                                                                      ---------------
Total                                                                      19,153,109
-------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (4.1%)
AmerisourceBergen                                       101,835             3,192,527
Community Health Systems                                113,817(b)          1,486,450
Coventry Health Care                                     87,366(b)          1,089,454
Express Scripts                                          51,427(b)          2,957,567
Health Net                                              158,801(b)          1,430,797
Omnicare                                                167,656             4,042,187
Pediatrix Medical Group                                 101,062(b)          3,145,049
Universal Health Services Cl B                           28,455             1,057,103
                                                                      ---------------
Total                                                                      18,401,134
-------------------------------------------------------------------------------------

HEALTH CARE TECHNOLOGY (0.6%)
Cerner                                                   80,065(b)          2,880,739
-------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.8%)
Brinker Intl                                             80,982               537,720
Darden Restaurants                                       49,768               910,257
Pinnacle Entertainment                                  129,465(b)            737,951
Starwood Hotels & Resorts Worldwide                      74,666             1,258,868
                                                                      ---------------
Total                                                                       3,444,796
-------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.7%)
Centex                                                  116,037             1,062,899
KB Home                                                  93,854             1,091,521
Lennar Cl A                                             142,650             1,014,242
                                                                      ---------------
Total                                                                       3,168,662
-------------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (1.0%)
AES                                                     220,753(b)          1,697,591
Ormat Technologies                                       87,937             2,646,903
                                                                      ---------------
Total                                                                       4,344,494
-------------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.4%)
Orbitz Worldwide                                        823,365(b)          2,000,777
-------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (6.3%)
Akamai Technologies                                   1,063,629(b)         13,050,728
VistaPrint                                              939,536(b,c)       15,361,413
                                                                      ---------------
Total                                                                      28,412,141
-------------------------------------------------------------------------------------


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                       RIVERSOURCE MID CAP GROWTH FUND -- 2008 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

LIFE SCIENCES TOOLS & SERVICES (1.2%)
Illumina                                                 82,113(b)         $1,807,307
Techne                                                   55,351             3,432,316
                                                                      ---------------
Total                                                                       5,239,623
-------------------------------------------------------------------------------------

MACHINERY (0.2%)
Joy Global                                               32,645               760,302
-------------------------------------------------------------------------------------

MEDIA (0.2%)
Sirius XM Radio                                       4,878,643(b)          1,016,221
-------------------------------------------------------------------------------------

METALS & MINING (1.3%)
AK Steel Holding                                         49,111               386,995
Allegheny Technologies                                   63,533             1,458,082
Cliffs Natural Resources                                 22,263               528,746
Freeport-McMoRan Copper & Gold                          144,490             3,466,315
                                                                      ---------------
Total                                                                       5,840,138
-------------------------------------------------------------------------------------

MULTILINE RETAIL (0.2%)
JC Penney                                                50,865               965,926
-------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (8.5%)
Arch Coal                                                41,320               635,502
Chesapeake Energy                                       102,043             1,753,099
CONSOL Energy                                            73,466             2,128,310
Denbury Resources                                       184,963(b)          1,762,697
El Paso                                                 481,374             3,557,354
Frontier Oil                                            434,744             5,190,843
Murphy Oil                                               39,069             1,720,989
Newfield Exploration                                    194,271(b)          4,386,639
Petrohawk Energy                                         88,963(b)          1,554,184
Southwestern Energy                                     139,868(b)          4,807,263
Tesoro                                                  593,367             5,453,044
Williams Companies                                      265,222             4,301,901
XTO Energy                                               29,201             1,116,646
                                                                      ---------------
Total                                                                      38,368,471
-------------------------------------------------------------------------------------

PHARMACEUTICALS (3.6%)
Mylan                                                 1,058,296(b)          9,958,565
Shire ADR                                               158,921(c)          6,515,761
                                                                      ---------------
Total                                                                      16,474,326
-------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (7.1%)
Altera                                                  216,175             3,179,934
ASML Holding                                            172,499(c)          2,644,410
Broadcom Cl A                                           233,091(b)          3,568,623
FormFactor                                              266,200(b)          3,601,687
MEMC Electronic Materials                                54,749(b)            822,330
NVIDIA                                                  176,367(b)          1,317,461
PMC-Sierra                                            4,034,415(b)         16,178,005
ReneSola ADR                                            165,075(b,c)          572,810
                                                                      ---------------
Total                                                                      31,885,260
-------------------------------------------------------------------------------------

SOFTWARE (10.7%)
Citrix Systems                                          378,896(b)         10,101,367
CommVault Systems                                        73,665(b)            755,066
Informatica                                             582,695(b)          8,087,807
Intuit                                                   85,837(b)          1,902,148
Novell                                                  473,578(b)          2,154,780
Quest Software                                          163,552(b)          2,183,419
TIBCO Software                                        4,276,109(b)         20,696,369
VMware Cl A                                             117,154(b)          2,266,930
                                                                      ---------------
Total                                                                      48,147,886
-------------------------------------------------------------------------------------

SPECIALTY RETAIL (2.5%)
American Eagle Outfitters                                90,537               869,155
GameStop Cl A                                           198,284(b)          4,332,505
Jos A Bank Clothiers                                     97,258(b)          1,901,394
Limited Brands                                           74,751               695,932
TJX Companies                                           109,210             2,492,172
Urban Outfitters                                         50,945(b)            925,671
                                                                      ---------------
Total                                                                      11,216,829
-------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.6%)
lululemon athletica                                     295,682(b,c)        2,903,597
-------------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (0.6%)
MGIC Investment                                         402,289             1,094,226
Radian Group                                            661,010             1,791,337
                                                                      ---------------
Total                                                                       2,885,563
-------------------------------------------------------------------------------------


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
20  RIVERSOURCE MID CAP GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

WIRELESS TELECOMMUNICATION SERVICES (0.7%)
American Tower Cl A                                      51,776(b)         $1,410,378
NII Holdings                                             80,859(b)          1,571,899
                                                                      ---------------
Total                                                                       2,982,277
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $741,761,031)                                                     $435,553,390
-------------------------------------------------------------------------------------



MONEY MARKET FUND (2.4%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.69%              10,981,118(d)        $10,981,118
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $10,981,118)                                                       $10,981,118
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $752,742,149)(e)                                                  $446,534,508
=====================================================================================




NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Nov. 30, 2008, the value of foreign securities represented 8.0% of net assets.

(d) Affiliated Money Market Fund -- See Note 6 to the financial statements. The rate shown is the seven-day current annualized yield at Nov. 30, 2008.

(e) At Nov. 30, 2008, the cost of securities for federal income tax purposes was $762,542,578 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                           $4,961,629
Unrealized depreciation                         (320,969,699)
------------------------------------------------------------
Net unrealized depreciation                    $(316,008,070)
------------------------------------------------------------


The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.



--------------------------------------------------------------------------------
                       RIVERSOURCE MID CAP GROWTH FUND -- 2008 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     - Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund's own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level.

The following table is a summary of the inputs used to value the Fund's investments as of Nov. 30, 2008:

                                         FAIR VALUE AT NOV. 30, 2008
                         ----------------------------------------------------------
                              LEVEL 1        LEVEL 2
                           QUOTED PRICES      OTHER        LEVEL 3
                             IN ACTIVE     SIGNIFICANT   SIGNIFICANT
                            MARKETS FOR     OBSERVABLE  UNOBSERVABLE
DESCRIPTION              IDENTICAL ASSETS     INPUTS       INPUTS         TOTAL
-----------------------------------------------------------------------------------
Investments in
  securities                $446,534,508        $--          $--       $446,534,508






HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.


--------------------------------------------------------------------------------
22  RIVERSOURCE MID CAP GROWTH FUND -- 2008 ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
NOV. 30, 2008


ASSETS
Investments in securities, at value
  Unaffiliated issuers (identified cost $741,761,031)              $ 435,553,390
  Affiliated money market fund (identified cost $10,981,118)          10,981,118
--------------------------------------------------------------------------------
Total investments in securities (identified cost $752,742,149)       446,534,508
Capital shares receivable                                                 76,424
Dividends receivable                                                     181,912
Receivable for investment securities sold                              5,449,011
--------------------------------------------------------------------------------
Total assets                                                         452,241,855
--------------------------------------------------------------------------------
LIABILITIES
Disbursements in excess of cash                                            3,975
Capital shares payable                                                   213,455
Accrued investment management services fees                               17,195
Accrued distribution fees                                                 81,750
Accrued transfer agency fees                                               3,275
Accrued administrative services fees                                       1,474
Accrued plan administration services fees                                    526
Other accrued expenses                                                   147,585
--------------------------------------------------------------------------------
Total liabilities                                                        469,235
--------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $ 451,772,620
--------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                    $     874,817
Additional paid-in capital                                           788,361,237
Excess of distributions over net investment income                        (6,757)
Accumulated net realized gain (loss)                                 (31,249,036)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                        (306,207,641)
--------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $ 451,772,620
--------------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                              NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                     $348,889,713           66,587,189                       $5.24(1)
Class B                     $ 44,292,642           10,090,767                       $4.39
Class C                     $  2,596,534              591,200                       $4.39
Class I                     $ 53,382,926            9,727,776                       $5.49
Class R4                    $  2,610,805              484,792                       $5.39
-----------------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $5.56. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                       RIVERSOURCE MID CAP GROWTH FUND -- 2008 ANNUAL REPORT  23

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED NOV. 30, 2008


INVESTMENT INCOME
Income:
Dividends                                                          $   6,679,746
Interest                                                                  12,459
Income distributions from affiliated money market fund                   560,639
Fee income from securities lending                                     1,743,919
  Less foreign taxes withheld                                               (538)
--------------------------------------------------------------------------------
Total income                                                           8,996,225
--------------------------------------------------------------------------------
Expenses:
Investment management services fees                                    4,726,590
Distribution fees
  Class A                                                              1,589,639
  Class B                                                                958,780
  Class C                                                                 48,434
Transfer agency fees
  Class A                                                              1,358,900
  Class B                                                                220,188
  Class C                                                                 10,828
  Class R4                                                                 2,855
Administrative services fees                                             471,791
Plan administration services fees -- Class R4                             14,273
Compensation of board members                                             17,982
Custodian fees                                                           154,890
Printing and postage                                                     162,190
Registration fees                                                         64,836
Professional fees                                                         40,564
Other                                                                     32,125
--------------------------------------------------------------------------------
Total expenses                                                         9,874,865
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                            (3,648)
  Earnings and bank fee credits on cash balances                         (31,443)
--------------------------------------------------------------------------------
Total net expenses                                                     9,839,774
--------------------------------------------------------------------------------
Investment income (loss) -- net                                         (843,549)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                              (27,190,435)
  Options contracts written                                              557,246
--------------------------------------------------------------------------------
Net realized gain (loss) on investments                              (26,633,189)
Net change in unrealized appreciation (depreciation) on
  investments
  and on translation of assets and liabilities in foreign
  currencies                                                        (419,144,016)
--------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies               (445,777,205)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $(446,620,754)
--------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
24  RIVERSOURCE MID CAP GROWTH FUND -- 2008 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED NOV. 30,                                                     2008            2007
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                    $     (843,549) $   (5,777,726)
Net realized gain (loss) on investments                               (26,633,189)    205,891,076
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                 (419,144,016)    (44,647,024)
-------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations      (446,620,754)    155,466,326
-------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net realized gain
    Class A                                                          (143,937,212)   (263,912,613)
    Class B                                                           (26,887,842)    (55,262,805)
    Class C                                                            (1,305,317)     (2,430,908)
    Class I                                                            (8,996,776)         (1,622)
    Class R4                                                           (1,244,635)     (7,141,002)
-------------------------------------------------------------------------------------------------
Total distributions                                                  (182,371,782)   (328,748,950)
-------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                       41,791,475      47,865,124
  Class B shares                                                        5,480,581       9,015,190
  Class C shares                                                          543,467         703,267
  Class I shares                                                       48,716,918      51,373,730
  Class R4 shares                                                       1,391,894       4,285,850
Reinvestment of distributions at net asset value
  Class A shares                                                      136,959,390     250,491,341
  Class B shares                                                       26,566,875      54,335,231
  Class C shares                                                        1,289,392       2,382,394
  Class I shares                                                        8,995,967              --
  Class R4 shares                                                       1,244,635       7,140,970
Payments for redemptions
  Class A shares                                                     (186,657,197)   (401,161,106)
  Class B shares                                                      (47,586,910)   (100,852,656)
  Class C shares                                                       (1,913,532)     (3,903,231)
  Class I shares                                                       (8,777,977)       (860,460)
  Class R4 shares                                                      (3,232,383)    (29,193,571)
-------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions      24,812,595    (108,377,927)
-------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                              (604,179,941)   (281,660,551)
Net assets at beginning of year                                     1,055,952,561   1,337,613,112
-------------------------------------------------------------------------------------------------
Net assets at end of year                                          $  451,772,620  $1,055,952,561
-------------------------------------------------------------------------------------------------
Excess of distributions over net investment income                 $       (6,757) $      (12,869)
-------------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                       RIVERSOURCE MID CAP GROWTH FUND -- 2008 ANNUAL REPORT  25

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

CLASS A


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Nov. 30,                          2008         2007         2006         2005         2004
Net asset value, beginning of period                $12.32       $14.40       $14.49       $12.64       $11.83
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          (.02)(b)     (.05)(b)     (.01)        (.08)        (.08)
Net gains (losses) (both realized and
 unrealized)                                         (4.93)        1.62         (.07)        1.93          .89
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (4.95)        1.57         (.08)        1.85          .81
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                    (2.13)       (3.65)        (.01)          --           --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $5.24       $12.32       $14.40       $14.49       $12.64
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $349         $852       $1,093       $1,376       $1,489
--------------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                                1.16%        1.08%        1.09%        1.09%        1.03%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         (.05%)       (.40%)       (.07%)       (.57%)       (.62%)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                76%          87%          45%          27%          26%
--------------------------------------------------------------------------------------------------------------
Total return(e)                                    (48.26%)      14.40%        (.55%)      14.64%        6.85%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Nov. 30, 2008 were less than 0.01% of average net assets.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) Total return does not reflect payment of a sales charge.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
26  RIVERSOURCE MID CAP GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


CLASS B


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Nov. 30,                          2008         2007         2006         2005         2004
Net asset value, beginning of period                $10.74       $13.10       $13.28       $11.68       $11.02
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          (.02)(b)     (.12)(b)     (.12)        (.19)        (.17)
Net gains (losses) (both realized and
 unrealized)                                         (4.20)        1.41         (.05)        1.79          .83
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (4.22)        1.29         (.17)        1.60          .66
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                    (2.13)       (3.65)        (.01)          --           --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $4.39       $10.74       $13.10       $13.28       $11.68
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $44         $137         $207         $329         $408
--------------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                                1.92%        1.84%        1.87%        1.86%        1.80%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         (.81%)      (1.15%)       (.89%)      (1.35%)      (1.40%)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                76%          87%          45%          27%          26%
--------------------------------------------------------------------------------------------------------------
Total return(e)                                    (48.64%)      13.46%       (1.28%)      13.70%        5.99%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Nov. 30, 2008 were less than 0.01% of average net assets.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) Total return does not reflect payment of a sales charge.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                       RIVERSOURCE MID CAP GROWTH FUND -- 2008 ANNUAL REPORT  27

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------


CLASS C


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Nov. 30,                          2008         2007         2006         2005         2004
Net asset value, beginning of period                $10.74       $13.10       $13.28       $11.68       $11.02
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          (.02)(b)     (.11)(b)     (.12)        (.18)        (.16)
Net gains (losses) (both realized and
 unrealized)                                         (4.20)        1.40         (.05)        1.78          .82
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (4.22)        1.29         (.17)        1.60          .66
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                    (2.13)       (3.65)        (.01)          --           --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $4.39       $10.74       $13.10       $13.28       $11.68
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                 $3           $7           $9          $12          $15
--------------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                                1.92%        1.84%        1.87%        1.87%        1.81%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         (.81%)      (1.03%)       (.87%)      (1.35%)      (1.40%)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                76%          87%          45%          27%          26%
--------------------------------------------------------------------------------------------------------------
Total return(e)                                    (48.63%)      13.46%       (1.28%)      13.70%        5.99%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Nov. 30, 2008 were less than 0.01% of average net assets.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) Total return does not reflect payment of a sales charge.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
28  RIVERSOURCE MID CAP GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


CLASS I


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Nov 30,                           2008         2007         2006         2005     2004(b)
Net asset value, beginning of period                $12.75       $14.73       $14.75       $12.81       $12.52
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .08(c)      (.03)(c)      .01         (.01)        (.05)
Net gains (losses) (both realized and
 unrealized)                                         (5.21)        1.70         (.02)        1.95          .34
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (5.13)        1.67         (.01)        1.94          .29
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                    (2.13)       (3.65)        (.01)          --           --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $5.49       $12.75       $14.73       $14.75       $12.81
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $53          $54          $--          $43          $12
--------------------------------------------------------------------------------------------------------------
Total expenses(d),(e)                                 .71%         .67%         .66%         .63%         .60%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .39%        (.24%)        .10%        (.09%)       (.13%)(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                76%          87%          45%          27%          26%
--------------------------------------------------------------------------------------------------------------
Total return                                       (48.00%)      14.86%        (.07%)      15.14%        2.32%(g)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 4, 2004 (inception date) to Nov. 30, 2004.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Nov. 30, 2008 were less than 0.01% of average net assets.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                       RIVERSOURCE MID CAP GROWTH FUND -- 2008 ANNUAL REPORT  29

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------


CLASS R4


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Nov. 30,                          2008         2007         2006         2005         2004
Net asset value, beginning of period                $12.58       $14.61       $14.67       $12.78       $11.94
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .07(b)      (.03)(b)       --         (.06)        (.06)
Net gains (losses) (both realized and
 unrealized)                                         (5.13)        1.65         (.05)        1.95          .90
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (5.06)        1.62         (.05)        1.89          .84
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                    (2.13)       (3.65)        (.01)          --           --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $5.39       $12.58       $14.61       $14.67       $12.78
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                 $3           $7          $29         $203         $233
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                         1.00%         .94%         .91%         .92%         .87%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                      .93%         .92%         .91%         .92%         .87%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .18%        (.25%)       (.07%)       (.40%)       (.46%)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                76%          87%          45%          27%          26%
--------------------------------------------------------------------------------------------------------------
Total return                                       (48.11%)      14.56%        (.34%)      14.79%        7.04%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Nov. 30, 2008 were less than 0.01% of average net assets.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
30  RIVERSOURCE MID CAP GROWTH FUND -- 2008 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

RiverSource Mid Cap Growth Fund (the Fund) is a series of RiverSource Equity Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Equity Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board of Directors (the Board). The Fund invests primarily in common stocks of mid-capitalization companies.

The Fund offers Class A, Class B, Class C, Class I and Class R4 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares are sold without a front-end sales charge or CDSC and are offered to qualifying institutional investors.

At Nov. 30, 2008, RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) and the RiverSource affiliated funds-of-funds owned 100% of Class I shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
Effective Dec. 1, 2007, the Fund adopted Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a hierarchy for measuring fair value, and requires additional disclosures about the inputs used to develop the measurements of fair value and the effect of certain measurements

--------------------------------------------------------------------------------
                       RIVERSOURCE MID CAP GROWTH FUND -- 2008 ANNUAL REPORT  31

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


reported in the Statement of Operations for a fiscal period. There was no impact to the Fund's net assets or results of operations upon adoption. The fair valuation measurements disclosure can be found following the Notes to Portfolio of Investments.

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost, which approximates fair value.


--------------------------------------------------------------------------------
32  RIVERSOURCE MID CAP GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------



OPTION TRANSACTIONS
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options (OTC options) trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. Option contracts, including OTC option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the New York Stock Exchange. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. At Nov. 30, 2008, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures and options on futures are valued daily based upon the last sale price at the close of the market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by

--------------------------------------------------------------------------------
                       RIVERSOURCE MID CAP GROWTH FUND -- 2008 ANNUAL REPORT  33

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------



the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. At Nov. 30, 2008, the Fund had no outstanding futures contracts.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the counterparty will not complete its contract obligations. At Nov. 30, 2008, the Fund had no outstanding forward foreign currency contracts.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.


--------------------------------------------------------------------------------
34  RIVERSOURCE MID CAP GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------



Financial Accounting Standards Board (FASB) Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of options contracts, re-characterization of REIT distributions, investments in partnerships, and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $849,661 and accumulated net realized loss has been increased by $199,671 resulting in a net reclassification adjustment to decrease paid-in capital by $649,990.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED NOV. 30,                        2008          2007
-----------------------------------------------------------------
CLASS A
Distributions paid from:
    Ordinary income..................   $23,746,049           $--
    Long-term capital gain...........   120,191,163   263,912,613
CLASS B
Distributions paid from:
    Ordinary income..................     4,440,230            --
    Long-term capital gain...........    22,447,612    55,262,805
CLASS C
Distributions paid from:
    Ordinary income..................       211,020            --
    Long-term capital gain...........     1,094,297     2,430,908


--------------------------------------------------------------------------------
                       RIVERSOURCE MID CAP GROWTH FUND -- 2008 ANNUAL REPORT  35

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


YEAR ENDED NOV. 30,                        2008          2007
-----------------------------------------------------------------
CLASS I
Distributions paid from:
    Ordinary income..................    $1,485,427           $--
    Long-term capital gain...........     7,511,349         1,622
CLASS R4
Distributions paid from:
    Ordinary income..................       205,498            --
    Long-term capital gain...........     1,039,137     7,141,002


At Nov. 30, 2008, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income.................  $          --
Undistributed accumulated long-term gain......  $          --
Accumulated realized loss.....................  $ (21,448,607)
Unrealized appreciation (depreciation) .......  $(316,014,827)


RECENT ACCOUNTING PRONOUNCEMENT
The Fund has adopted FASB Staff Position No. 133-1 and FIN No. 45-4 (FSP FAS 133-1 and FIN 45-4), "Disclosures about Credit Derivatives and Certain
Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45". The amendments to FSP FAS 133-1 and FIN 45-4 require enhanced disclosures about a fund's derivative and guarantees. Funds are required to provide enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, (c) how derivative instruments and related hedged items affect a fund's financial position, financial performance, and cash flows and (d) the current status of the payment/performance risk of the credit derivative. The amendments to FSP FAS 133-1 and FIN 45-4 also require additional disclosures about the current status of the payment/performance risk of a guarantee. At Nov. 30, 2008, the Fund did not own nor was it a party to any credit derivative contracts within the scope of these amendments.

DIVIDENDS TO SHAREHOLDERS
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.


--------------------------------------------------------------------------------
36  RIVERSOURCE MID CAP GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------



OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.70% to 0.475% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Mid-Cap Growth Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $965,508 for the year ended Nov. 30, 2008. The management fee for the year ended Nov. 30, 2008, was 0.58% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase. The fee for the year ended Nov. 30, 2008, was 0.06% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Nov. 30, 2008, other expenses paid to this company were $5,346.

COMPENSATION OF BOARD MEMBERS
Compensation of board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former

--------------------------------------------------------------------------------
                       RIVERSOURCE MID CAP GROWTH FUND -- 2008 ANNUAL REPORT  37

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the Statement of Operations.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and education services.

DISTRIBUTION FEES
The Fund has an agreement with RiverSource Distributors, Inc. and RiverSource Fund Distributors, Inc. (collectively, the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, up to 0.75% of the fee is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed expense") was approximately $1,902,000 and $30,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of Oct. 31, 2008, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.


--------------------------------------------------------------------------------
38  RIVERSOURCE MID CAP GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------



SALES CHARGES
Sales charges received by the Distributor for distributing Fund shares were $305,136 for Class A, $54,549 for Class B and $708 for Class C for the year ended Nov. 30, 2008.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended Nov. 30, 2008, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), including the adjustment under the terms of a performance incentive arrangement, were as follows:

Class R4............................................  0.93%


The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class R4..........................................  $2,759


The waived/reimbursed fees and expenses for the plan administration services fees were as follows:

Class R4...........................................  $889


The Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until Nov. 30, 2009, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, will not exceed the following percentage of the Fund's average daily net assets:

Class R4............................................  1.07%


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

EARNINGS AND BANK FEE CREDITS
During the year ended Nov. 30, 2008, the Fund's custodian and transfer agency fees were reduced by $31,443 as a result of earnings and bank fee credits from overnight cash balances. The Fund pays custodian fees to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $615,517,683 and $779,376,170, respectively, for the year

--------------------------------------------------------------------------------
                       RIVERSOURCE MID CAP GROWTH FUND -- 2008 ANNUAL REPORT  39

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------



ended Nov. 30, 2008. Realized gains and losses are determined on an identified cost basis.

Income from securities lending amounted to $1,743,919 for the year ended Nov. 30, 2008. Expenses paid to the Investment Manager as securities lending agent were $24,364 for the year ended Nov. 30, 2008, which are included in other expenses on the Statement of Operations. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. At Nov. 30, 2008, the Fund had no securities out on loan.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:


                                       YEAR ENDED NOV. 30, 2008
                                   ISSUED FOR
                                   REINVESTED                        NET
                         SOLD    DISTRIBUTIONS    REDEEMED   INCREASE (DECREASE)
--------------------------------------------------------------------------------
Class A               4,851,500    13,918,638   (21,327,743)      (2,557,605)
Class B                 723,036     3,196,977    (6,557,180)      (2,637,167)
Class C                  73,248       155,348      (261,172)         (32,576)
Class I               5,648,659       876,800      (996,645)       5,528,814
Class R4                151,988       123,353      (367,712)         (92,371)
--------------------------------------------------------------------------------





                                       YEAR ENDED NOV. 30, 2007
                                   ISSUED FOR
                                   REINVESTED                        NET
                         SOLD    DISTRIBUTIONS    REDEEMED   INCREASE (DECREASE)
--------------------------------------------------------------------------------
Class A               3,965,291    23,129,392   (33,815,812)      (6,721,129)
Class B                 864,398     5,713,484    (9,659,020)      (3,081,138)
Class C                  67,392       250,514      (379,032)         (61,126)
Class I               4,267,192            --       (68,609)       4,198,583
Class R4                354,095       646,827    (2,390,202)      (1,389,280)
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
40  RIVERSOURCE MID CAP GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------



5. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written during the year ended Nov. 30, 2008 are as follows:

                                          YEAR ENDED NOV. 30, 2008
                                                   CALLS
-------------------------------------------------------------------
                                        Contracts          Premiums
Balance Nov. 30, 2007.................         --         $      --
    Opened............................      4,700           561,221
    Closed............................     (3,975)         (479,772)
    Expired...........................       (725)          (81,449)
-------------------------------------------------------------------
Balance Nov. 30, 2008.................         --         $      --
-------------------------------------------------------------------


6. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of the RiverSource Short-Term Cash Fund aggregated $407,839,970 and $452,583,398, respectively, for the year ended Nov. 30, 2008. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found on the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at Nov. 30, 2008, can be found in the Portfolio of Investments.

7. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 16, 2008, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permits collective borrowings up to $475 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $175 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $650 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a

--------------------------------------------------------------------------------
                       RIVERSOURCE MID CAP GROWTH FUND -- 2008 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------



commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended Nov. 30, 2008.

Under the prior credit facility which was effective until Oct. 15, 2008, the Fund had entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A., whereby the Fund was permitted to borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which was a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permitted collective borrowings up to $500 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matured no later than 60 days after the date of borrowing. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum.

8. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $21,448,607 at Nov. 30, 2008, that if not offset by capital gains will expire in 2016.

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

9. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was

--------------------------------------------------------------------------------
42  RIVERSOURCE MID CAP GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------




granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co., Inc. (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG). In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and the distributor of the Seligman Funds, Seligman Advisors, Inc., relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.


--------------------------------------------------------------------------------
                       RIVERSOURCE MID CAP GROWTH FUND -- 2008 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc., Seligman Data Corp. (transfer agent for the Seligman Funds) and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit. Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by Seligman and not by the Seligman Funds. If the NYAG obtains injunctive relief, each of Seligman, RiverSource Investments and their affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies including those funds in the RiverSource complex of funds. Neither Seligman nor RiverSource Investments believes that the foregoing legal action or other possible actions will have a material adverse impact on Seligman, RiverSource Investments or their current or former clients, including the Seligman Funds and other investment companies managed by RiverSource Investments; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.


--------------------------------------------------------------------------------
44  RIVERSOURCE MID CAP GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------



There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

10. SUBSEQUENT EVENT

Effective Dec. 15, 2008, the Fund will pay custodian fees to JPMorgan Chase Bank, N.A. and, in addition, JPMorgan Chase Bank, N.A. will serve as the securities lending agent for the Fund.


--------------------------------------------------------------------------------
                       RIVERSOURCE MID CAP GROWTH FUND -- 2008 ANNUAL REPORT  45

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE MID CAP GROWTH FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Mid Cap Growth Fund (the Fund) of the RiverSource Equity Series, Inc. as of November 30, 2008, and the related statement of operations for the year then ended, and statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through November 30, 2006, were audited by other auditors whose report dated January 22, 2007, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2008, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
46  RIVERSOURCE MID CAP GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------



In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource Mid Cap Growth Fund of the RiverSource Equity Series, Inc. at November 30, 2008, the results of its operations for the year then ended, and changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
January 21, 2009


--------------------------------------------------------------------------------
                       RIVERSOURCE MID CAP GROWTH FUND -- 2008 ANNUAL REPORT  47

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Nov. 30, 2008

INCOME DISTRIBUTIONS -  the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................     25.95%
    Dividends Received Deduction for corporations................     25.80%
    U.S. Government Obligations..................................      0.00%


CAPITAL GAIN DISTRIBUTION - the Fund designates $152,283,558 to be taxed as long-term capital gain.

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
48  RIVERSOURCE MID CAP GROWTH FUND -- 2008 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource complex of funds that each Board member oversees consists of 162 funds, which includes 103 RiverSource funds and 59 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Funds, 1999-2006; former Governor of  None
901 S. Marquette Ave.      1999                  Minnesota
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley College
Age 58
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 69                     2002

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       RIVERSOURCE MID CAP GROWTH FUND -- 2008 ANNUAL REPORT  49

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 64
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C. since 1987; Director,      Lead Outside
901 S. Marquette Ave.      2008                  Vibration Control Technologies, LLC (auto vibration      Director, Digital
Minneapolis, MN 55402                            technology); Director and Chairman, Highland Park        Ally, Inc. (digital
Age 66                                           Michigan Economic Development Corp; and Chairman,        imaging) since 2005;
                                                 Detroit Public Schools Foundation. Formerly, Chairman    and Infinity, Inc.
                                                 and Chief Executive Officer, Q Standards Worldwide,      (oil and gas
                                                 Inc. (library of technical standards); Director, Kerr-   exploration and
                                                 McGee Corporation (diversified energy and chemical       production);
                                                 company); Trustee, New York University Law Center        Director, OGE Energy
                                                 Foundation; Vice Chairman, Detroit Medical Center and    Corp. (energy and
                                                 Detroit Economic Growth Corp.                            energy services)
                                                                                                          since 2007
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceutical, Inc.
Minneapolis, MN 55402                            Biotech                                                  (biotechnology);
Age 64                                                                                                    Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
50  RIVERSOURCE MID CAP GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. and President,
Financial Center           Vice President since  Chairman of the Board and Chief Investment Officer,
Minneapolis, MN 55474      2002                  RiverSource Investments, LLC since 2005; Director,
Age 48                                           President and Chief Executive Officer, Ameriprise
                                                 Certificate Company and Chairman of the Board, Chief
                                                 Executive Officer and President, RiverSource
                                                 Distributors, Inc. since 2006; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc. and Chairman of the Board and Chief
                                                 Investment Officer, RiverSource Investments, LLC, 2001-
                                                 2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.


--------------------------------------------------------------------------------
                       RIVERSOURCE MID CAP GROWTH FUND -- 2008 ANNUAL REPORT  51

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------


The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           since 2006; Director and Vice President -- Asset
Minneapolis, MN 55474                            Management, Products and Marketing, RiverSource
Age 43                                           Distributors, Inc. since 2006; Managing Director and
                                                 Global Head of Product, Morgan Stanley Investment
                                                 Management, 2004-2006; President, Touchstone
                                                 Investments, 2002-2004
--------------------------------------------------------------------------------------------------------

Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 44                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Vice President -- Asset Management and Trust Company
5228 Ameriprise Financial  2006                  Services, RiverSource Investments, LLC since 2006; Vice
Center Minneapolis, MN                           President -- Operations and Compliance, RiverSource
55474                                            Investments, LLC, 2004-2006; Director of Product
Age 43                                           Development -- Mutual Funds, Ameriprise Financial,
                                                 Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006
Minneapolis, MN 55474
Age 53
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 49                                           since 2006; Vice President, General Counsel and
                                                 Secretary, Ameriprise Certificate Company since 2005;
                                                 Vice President -- Asset Management Compliance,
                                                 Ameriprise Financial, Inc., 2004-2005; Senior Vice
                                                 President and Chief Compliance Officer, USBancorp Asset
                                                 Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Jennifer D. Lammers        Chief Compliance      U.S. Asset Management Chief Compliance Officer,
172 Ameriprise Financial   Officer since 2006    RiverSource Investments, LLC since 2006;
Center                                           Director -- Mutual Funds, Voyageur Asset Management,
Minneapolis, MN 55474                            2003-2006; Director of Finance, Voyageur Asset
Age 48                                           Management, 2000-2003

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
52  RIVERSOURCE MID CAP GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Neysa M. Alecu             Money Laundering      Compliance Director and Anti-Money Laundering Officer,
2934 Ameriprise Financial  Prevention Officer    Ameriprise Financial, Inc. since 2004; Manager Anti-
Center                     since 2004            Money Laundering, Ameriprise Financial, Inc., 2003-
Minneapolis, MN 55474                            2004; Compliance Director and Bank Secrecy Act Officer,
Age 44                                           American Express Centurion Bank, 2000-2003
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                       RIVERSOURCE MID CAP GROWTH FUND -- 2008 ANNUAL REPORT  53

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
54  RIVERSOURCE MID CAP GROWTH FUND -- 2008 ANNUAL REPORT

RIVERSOURCE MID CAP GROWTH FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. RiverSource(R) mutual funds are
                                distributed by RiverSource Distributors, Inc. and
                                RiverSource Fund Distributors, Inc., Members FINRA, and
                                managed by RiverSource Investments, LLC. RiverSource is part of Ameriprise Financial, Inc.
(RIVERSOURCE INVESTMENTS LOGO)  (C) 2009 RiverSource Investments, LLC.                            S-6426 AE (1/09)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

          (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

          (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind, John F. Maher and Anne
          P. Jones, each qualify as audit committee financial experts.

Item 4.   Principal Accountant Fees and Services

Fund - Related Fees

(a) Audit Fees. The fees for the year ended Nov. 30, to Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for RiverSource Equity Series, Inc. were as follows:

                       2008 - $19,765      2007 - $18,650

(b) Audit - Related Fees. The fees for the year ended Nov. 30, to Ernst & Young LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 and the semiannual financial statement review for RiverSource Equity Series, Inc. were as follows:

                       2008 - $875         2007 - $795

(c) Tax Fees. The fees for the year ended Nov. 30, to Ernst & Young LLP for tax compliance related services for RiverSource Equity Series, Inc. were as follows:

                       2008 - $2,862       2007 - $2,700

(d) All Other Fees. The fees for the year ended Nov. 30, to Ernst & Young LLP for additional professional services rendered for RiverSource Equity Series, Inc. were as follows:

                       2008 - $0           2007 - $0

     (e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2008 and 2007 were pre-approved by the audit committee.


(f)  Not applicable.

(g) Non-Audit Fees. The fees for the year ended Nov. 30, to Ernst & Young LLP by the registrant for non-audit fees and by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                       2008 - $585,437     2007 - $624,945

(h) 100% of the services performed in item (g) above during 2008 and 2007 were pre-approved by the Ameriprise Financial Audit Committee and/or the RiverSource Mutual Funds Audit Committee.

Item 5.   Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10.  Submission of matters to a vote of security holders. Not applicable.

Item 11.  Controls and Procedures.

          (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

          (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

          (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

          (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

          (a)(3) Not applicable.

          (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RiverSource Equity Series, Inc.
(Registrant)


By /s/ Patrick T. Bannigan
   ----------------------------------
   Patrick T. Bannigan
   President and Principal Executive Officer

Date February 3, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By /s/ Patrick T. Bannigan
   ----------------------------------
   Patrick T. Bannigan
   President and Principal Executive Officer

Date February 3, 2009


By /s/ Jeffrey P. Fox
   ----------------------------------
   Jeffrey P. Fox
   Treasurer and Principal Financial Officer

Date February 3, 2009